                                     UNUM
                                LIFE INSURANCE
                              COMPANY OF AMERICA

                       Group Variable Annuity Contracts
                             VA-I SEPARATE ACCOUNT
                             2211 Congress Street
                             Portland, Maine 04122

                                (800) 341-0441

                              VARIABLE ANNUITY I

                   -----------------------------------------

                   PROSPECTUS
                   -----------------------------------------

                                                 MAY 1, 1997

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE APPLICABLE UNDERLYING FUNDS WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE.


INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISK, INCLUDING MARKET FLUCTUATION AND POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


This prospectus describes group annuity contracts ("Contracts") offered by UNUM Life Insurance Company of America ("UNUM/America"), a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation. The Contracts are designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408 and 457 and other related Sections as well as for programs offering non-qualified annuities. A Participant is an employee or other person affiliated with the Contractholder on whose behalf a Participant Account is maintained under the terms of the Contract.


The Contracts permit Contributions to be deposited in the Guaranteed Interest Division, which is part of UNUM/America's General Account, and in certain Sub-Accounts in UNUM/America's VA-I Separate Account ("Variable Investment Division"). Contributions to the Guaranteed Interest Division earn interest at a guaranteed rate declared by UNUM/America. Contributions to the Variable Investment Division will increase or decrease in dollar value depending on the investment performance of the underlying funds in which the Sub-Accounts invest.



Currently, the Variable Investment Division consists of the nine Sub-Accounts listed below: Next to each listed Sub-Account is the name of the fund (the "Fund") in which the Sub-Account invests. For more information about the investment objectives, policies and risks of the Funds please refer to the prospectus for each of the Funds.


Index Account...............................     Dreyfus Stock Index Fund
Growth I Account............................     Fidelity's Variable Insurance
                                                 Products Fund:  Growth
                                                 Portfolio
Asset Manager Account.......................     Fidelity's Variable Insurance
                                                 Products Fund II:
                                                 Asset Manager Portfolio
Growth II Account...........................     American Century Variable
                                                 Portfolios, Inc.:
                                                 VP Capital
                                                 Appreciation
Balanced Account............................     American Century Variable
                                                 Portfolios, Inc.:
                                                 VP Balanced
International Stock Account.................     T. Rowe Price International
                                                 Series, Inc.
Socially Responsible Account................     Calvert Responsibly Invested
                                                 Balanced Portfolio
Equity-Income Account.......................     Fidelity's Variable Insurance
                                                 Products Fund: Equity-Income
                                                 Portfolio
Small Cap Account...........................     Dreyfus Variable Investment
                                                 Fund: Small Cap Portfolio



This prospectus is intended to provide information regarding the Contracts offered by UNUM/America that you should know before investing. Please read and retain this prospectus for future reference. A Statement of Additional Information, dated May 1, 1997, has been filed with the Securities and Exchange Commission and is available at no charge by writing or calling P.O. Box 9740, Portland, Maine 04104, (800) 341-0441, Attention: Tax Deferred Annuities.

                               TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
DEFINITIONS                                                            3
SUMMARY (Including Fee Table and Performance Information)              6
CONDENSED FINANCIAL INFORMATION                                       12
FINANCIAL STATEMENTS                                                  14
UNUM/AMERICA, LINCOLN LIFE, THE VARIABLE INVESTMENT DIVISION
  AND THE FUNDS                                                       14
CONTRACT PROVISIONS                                                   18
DEDUCTIONS AND CHARGES                                                25
ANNUITY PERIOD                                                        27
FEDERAL INCOME TAX CONSIDERATIONS                                     29
VOTING RIGHTS                                                         32
OTHER CONTRACT PROVISIONS                                             33
GUARANTEED INTEREST DIVISION                                          34
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION             36

                                  DEFINITIONS


ACCUMULATION UNIT: An accounting unit of measure used to record amounts of increases to, decreases from and accumulations in each Sub-Account during the Accumulation Period.

ACCUMULATION UNIT VALUE: The dollar value of an Accumulation Unit in each Sub-Account on any Valuation Date.

ACCUMULATION PERIOD: The period commencing on a Participant's Participation Date and terminating when the Participant's Account balance is reduced to zero, either through withdrawal(s), conversion to an annuity, imposition of charges, payment of a Death Benefit or a combination thereof.

ACQUISITION AGREEMENT: The Asset Transfer and Acquisition Agreement between UNUM/America and Lincoln Life which provides for the sale of UNUM/America's tax sheltered annuity business to Lincoln Life, the assumption of UNUM/America's obligations under the Contracts (other than the New York Contracts) by Lincoln Life, and the assumption of UNUM/America's obligations under the New York Contracts by Lincoln-NY.

ANNUITANT: The person receiving annuity payments under the terms of the Contract.

ANNUITY COMMENCEMENT DATE: The date on which UNUM/America makes the first annuity payment to the Annuitant as required by the Retired Life Certificate.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an annuity.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

BENEFICIARY: The person(s) designated to receive a Participant's Account balance in the event of the Participant's death during the Accumulation Period or the person(s) designated to receive any applicable remainder of an annuity in the event of the Annuitant's death during the Annuity Period.


BUSINESS DAY: A day on which the New York Stock Exchange is customarily open for business except for the following local business holidays: Veterans Day (November 11) and the day after Thanksgiving.

CLOSING DATE:  The date of closing as provided in the Acquisition Agreement.

CONTRIBUTIONS: All amounts deposited under a Contract, including any amount transferred from another Contract or Trustee.

CONTRACT: A Group Variable Annuity Contract issued by UNUM/America to the Contractholder.

CONTRACTHOLDER: The party named as the Contractholder on the group annuity Contract issued by UNUM/America. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

DIVISION(S): The Guaranteed Interest Division and/or the Variable Investment Division.

EMPLOYER: The organization specified in the Contract which offers the Plan to its employees.


FUNDS: The underlying funds in which the Sub-Accounts invest. Funds are investment vehicles which offer their shares only to insurance companies' separate accounts and other qualifying investors.

GENERAL ACCOUNT: All assets of UNUM/America other than those in the Variable Investment Division or any other separate account.

GROSS WITHDRAWAL AMOUNT: The amount by which a Participant's Account is reduced when a withdrawal occurs, including any applicable contingent deferred sales charge and Annual Administration Charge.

GUARANTEED ANNUITY: An annuity for which UNUM/America guarantees the amount of each payment for as long as the annuity is payable.


GUARANTEED INTEREST DIVISION: The Division maintained by UNUM/America for the Contracts and other contracts for which UNUM/America guarantees the principal amount and interest credited thereto subject to any fees and charges as set forth in the Contract. Amounts allocated to the Guaranteed Interest Division are part of the General Account.

LINCOLN LIFE:  The Lincoln National Life Insurance Company.


LINCOLN-NY: Lincoln Life & Annuity Company of New York, a New York domestic life insurance company established by Lincoln Life as a subsidiary.

LNC:  Lincoln National Corporation.

NET CONTRIBUTIONS: The sum of all Contributions credited to a Participant Account less any Net Withdrawal Amounts, outstanding loan (including principal and due and accrued interest) and amounts converted to a Payout Annuity.

NET WITHDRAWAL AMOUNT:  The amount paid when a withdrawal occurs.

NEW YORK CONTRACTS: Contracts originally issued in New York by UNUM Life Insurance Company and subsequently through UNUM/America.

PARTICIPANT: An employee or other person affiliated with the Contractholder on whose behalf an Account is maintained under the terms of the Contract.

PARTICIPANT ACCOUNT: An account maintained for a Participant during the Accumulation Period the total balance of which equals the Participant's Account balance in the Variable Investment Division plus the Participant's Account balance in the Guaranteed Interest Division.

PARTICIPATION ANNIVERSARY: For each Participant, a date at one year intervals from the Participant's Participation Date. If an anniversary occurs on a non-Business Day, it is treated as occurring on the next Business Day.

PARTICIPATION DATE: A date assigned to each Participant corresponding to the date on which the first Contribution on behalf of that Participant is received by UNUM/America. A Participant will receive a new Participation Date if such Participant makes a Total Withdrawal, as defined in this prospectus, and Contributions on behalf of the Participant are resumed under any Contract.

PARTICIPATION YEAR: A period beginning with one Participation Anniversary and ending the day before the next Participation Anniversary, except for the first Participation Year which begins with the Participation Date.

PAYOUT ANNUITY: A series of payments paid under the terms of a Contract to a person. A Payout Annuity may be either a Guaranteed Annuity or a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

SUB-ACCOUNT: An account established in the Variable Investment Division which invests in shares of a corresponding Fund.

UNUM/AMERICA: UNUM Life Insurance Company of America, at its home office in Portland, Maine.

VALUATION DATE: A Business Day. Accumulation Units and Annuity Units are computed as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: A period used in measuring the investment experience of each Sub-Account. The Valuation Period begins at the close of trading on the New York Stock Exchange on one Valuation Date and ends at the corresponding time on the next Valuation Date.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.


VARIABLE INVESTMENT DIVISION: The Division which is maintained by UNUM/America for these Contracts and certain other UNUM/America Contracts for which UNUM/America does not guarantee the principal amount or investment results. The Variable Investment Division is the VA-I Separate Account which is a group of assets segregated from the General Account whose income, gains and losses, realized or unrealized, are credited to or charged against the Variable Investment Division without regard to other income, gains or losses of UNUM/America. The Variable Investment Division currently consists of nine Sub-Accounts. Additional Sub-Accounts may be added in the future.

                                    SUMMARY

                    UNUM LIFE INSURANCE COMPANY OF AMERICA


     UNUM/America is a life insurance company founded in Maine in 1966. UNUM/America is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation whose stock is traded on the New York Stock Exchange. The consolidated assets of UNUM Corporation as of December 31, 1996 were $15.5 billion.


                                 LINCOLN LIFE


     On October 1, 1996 (the "Closing Date"), UNUM/America completed the sale of its tax-sheltered annuity business to The Lincoln National Life Insurance Company ("Lincoln Life"), pursuant to an acquisition agreement with Lincoln Life (the "Acquisition Agreement"). Under the Acquisition Agreement, Lincoln Life assumed UNUM/America's obligations under the Contracts and Lincoln Life & Annuity Company of New York ("Lincoln-NY") assumed UNUM/America's obligations under Contracts originally issued in New York by UNUM Life Insurance Company (the "New York Contracts") (other than those obligations to Contractholders and/or Participants who neither consented nor were deemed to have consented to the assumption).


     Lincoln Life is a subsidiary of LNC, which is a publicly-owned company whose stock is traded on the New York Stock Exchange. LNC had consolidated assets of $71.7 billion as of December 31, 1996. See "Acquisition Agreement with The Lincoln National Life Insurance Company."

                               CONTRACTS OFFERED

     The Group Variable Annuity Contracts offered by this prospectus are available to Employers and other entities to provide a way to accumulate funds for retirement and to provide Payout Annuities. UNUM/America offers Contracts designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities.

                          HOW CONTRIBUTIONS ARE MADE

     Contributions under the Contract are deposited by the Contractholder. Depending upon the type of Plan offered, Contributions may consist of salary reduction Contributions, Employer Contributions or Participant post-tax Contributions. Contributions are forwarded by the Contractholder to UNUM/America and allocated among the two Divisions in accordance with information provided by the Contractholder. See "Contract Provisions, Contributions under the Contract".

                               DIVISIONS OFFERED

     Contributions may be allocated to the Guaranteed Interest Division or to the Variable Investment Division or to both Divisions. The Variable Investment Division currently consists of nine Sub-Accounts. A Contractholder may choose to offer between zero and nine of the Sub-Accounts to its Participants under a Contract. The Sub-Accounts invest their assets in shares of a corresponding Fund. For a full description of the Funds, see the prospectuses for the Funds.

                 TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

     During the Accumulation Period, a Participant or a Contractholder under certain Plans may make transfers between and among Divisions and Sub-Accounts. Certain Plans may limit the transfers in dollar amount, type of Contribution, or frequency. Certain Plans may require Contractholder approval for a transfer. See "Transfers between Divisions and Sub-Accounts".


                                 WITHDRAWALS


     During the Accumulation Period, a Participant may withdraw any part of their account balance subject to the restrictions imposed by the Code and regulations thereof and by the applicable Plan. With respect to Plans subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), the Contractholder must authorize UNUM/America to process a withdrawal request by a Participant. Withdrawal requests under Section 457 Plans must also be authorized by the Contractholder. With respect to withdrawal requests by Participants under Plans not subject to Title I of ERISA, certain Contracts may require that the Participants must certify to UNUM/America that an eligible event under the Code has occurred. Withdrawal requests must be in writing and in a form acceptable to UNUM/America.


     Certain Plans are also subject to distribution requirements under Section 401(a)(9) of the Code including the incidental death benefit requirements of
Section 401(a)(9)(G). Certain transfers from one Qualified Plan contract to another Qualified Plan contract are not subject to withdrawal restrictions under the Code. Certain withdrawals are subject to a 10% Federal Excise Tax for premature distributions.

     Certain types of withdrawals are subject to a contingent deferred sales charge if taken within the first ten years of participation. See "Contract Provisions, Deductions and Charges."


     See "Federal Income Tax Considerations."


                                DEATH BENEFITS

     The Contracts provide for a Death Benefit for a Participant who dies during the Accumulation Period. See "Contract Provisions, Death Benefits."


                                PAYOUT ANNUITIES


     As permitted by the applicable Plan, a Participant or a Beneficiary of a deceased Participant may elect to convert all or part of the Participant's Account balance or the Death Benefit, as appropriate, to a Payout Annuity. UNUM/America offers both Guaranteed and Variable Annuities. The range of annuity options available include life annuities and annuities for a specific time period as well as others described more fully in this prospectus. See "Annuity Period."


                              FREE-LOOK PROVISION


     A Participant under a Section 403(b) or 408 Plan and certain Non-Qualified Plans has ten days, in most cases, from the date the Participant receives an Active Life Certificate to notify UNUM/America in writing that the Participant does not choose to participate under the Contract and to receive a return of funds. See "Free-Look Period."

                                 FEE TABLE

     The following table and examples, prescribed by the SEC, are included to assist Contractholders and Participants in understanding the transaction and operating expenses imposed directly or indirectly under the

Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a Participant's Account. Contingent deferred sales charges ("CDSC") are deducted from a Participant's Account balance only if a total or partial withdrawal is made, and then only if one of the exceptions does not apply.


CONTRACT RELATED TRANSACTION EXPENSES/1/
     SALES LOAD IMPOSED ON PURCHASES: 0%
     MAXIMUM CDSC
     (as a percentage of the Gross Withdrawal Amount): 5%


              PARTICIPATION YEAR         CDSC
              ------------------         ----
                  1-6                     5%
                  7                       4%
                  8                       3%
                  9                       2%
                  10                      1%
                  11 and later            0%



     ANNUAL ADMINISTRATION CHARGE/2/               $25
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets)
   Mortality and Expense Risk Charge:              1.20%
   Other Charges:                                  0.00%
   Total Separate Account
   Annual Expenses:                                1.20%


FUND EXPENSES/4/
(as a percentage of average daily net assets)


                                                                      SOC
                           INDEX  G-I/5/  AMGR/5/  G-II  BAL   INT'L  RES/6/  EQI/5/   SMCAP
                         -------  ------  -------  ----  ----  -----  ------  ------   -----
Management Fees:           0.245    0.61     0.64  1.00  1.00   1.05    0.71    0.51    0.75
Other Expenses:            0.055    0.08     0.10     0     0      0    0.13    0.07    0.04
                         -------  ------  -------  ----  ----  -----  ------  ------    -----
Total Fund Expenses:       0.300    0.69     0.74  1.00  1.00   1.05    0.84    0.58    0.79



     Example #1: Assuming total withdrawal of the Participant's Account balance at the end of the period shown./3/

     A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.


                                                                  SOC
                INDEX   G-I/5/  AMGR/5/   G-II    BAL     INT'L   RES/6/   EQI/5/  SMCAP
                -----   ------  -------   ----    ----    -----   ------   -----   -----
1 Year           67.36   71.07   71.57     74.04   74.04   74.52   72.52    70.04   72.04
3 Years         103.88  115.21  116.65    124.12  124.12  125.55  119.53   112.03  118.09
5 Years         142.95  162.06  164.48    176.97  176.97  179.35  169.30   156.71  166.89
10 Years        196.94  238.25  243.43    269.89  269.89  274.89  253.69   226.77  248.57

     Example #2: Assuming annuitization of the Contract at the end of the period shown.

     A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.


                                                                 SOC
             INDEX  G-I/5/   AMGR/5/   G-II      BAL     INT'L   RES/6/   EQI/5/  SMCAP
             -----  ------   -------   ----      ----    -----   ------   -----   -----
1 Year       15.64   19.57    20.07     22.68     22.68   23.18   21.07    18.46   20.57
3 Years      48.55   60.50    62.03     69.91     69.91   71.42   65.07    57.15   63.55
5 Years      83.75  103.97   106.53    119.76    119.76  122.28  111.64    98.31  109.09
10 Years    182.92  224.76   330.00    256.79    256.79  261.86  240.39   213.13  235.21


     Example #3: Assuming persistency of the Contracts through the periods shown.

     A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.


                                                                SOC
             INDEX  G-I/5/   AMGR/5/    G-II     BAL    INT'L   RES/6/   EQI/5/  SMCAP
             -----  ------   -------    ----     ----   -----   ------   -----   -----
1 Year        15.64   19.57    20.07     22.68   22.68   23.18   21.07    18.46   20.57
3 Years       48.55   60.50    62.03     69.91   69.91   71.42   65.07    57.15   63.55
5 Years       83.75  103.97   106.53    119.76  119.76  122.28  111.64    98.31  109.09
10 Years     182.92  224.76   330.00    256.79  256.79  261.86  240.39   213.13  235.21





     The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity I of UNUM/America and under corresponding accounts of Lincoln Life, pending assumption reinsurance by Lincoln Life of Variable Annuity I contracts issued through such UNUM/America accounts.

_________________

1/ Premium taxes are not shown. UNUM/America deducts the amount of premium taxes, if any, when paid. Loans taken by a Participant with respect to the Participant's Account balance in the Guaranteed Interest Division may be subject to a charge for establishing the loan.


2/ The Employer has the option of paying the Annual Administration Charge on behalf of the Participants under a Contract. In such a situation, the projected expenses would be lower than those indicated in the examples. This charge is not imposed during the Annuity Period. In certain situations the Annual Administration Charge may be reduced or eliminated. See "Deductions & Charges--Annual Administration Charge."


3/ The Contracts are designed for retirement planning. Withdrawals prior to retirement or the Annuity Commencement Date are not consistent with the long-term purposes of the Contracts and the applicable tax laws. Withdrawals may also be subject to federal income tax and a 10% Federal tax penalty.


4/ Until complete order instructions are received, initial Contributions may be allocated temporarily to Fidelity's Variable Insurance Products Fund:
     Money Market Portfolio ("VIPF Money Market portfolio"). Management fees for this fund are 0.21%. Other expenses are 0.09%. Total Fund Expenses are 0.30%. See "Initial Contributions."

5/ A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Equity-Income Portfolio, 0.67% for Growth Portfolio, and 0.73% for Asset Manager Portfolio.


6/ The figures above are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. "Management Fees" includes a performance adjustment, which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflects an indirect fee of 0.03%. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.81%.


     The fee table and examples reflect expenses and charges of the Sub-Accounts and the expenses of the applicable Fund for the year ended December 31, 1996. HOWEVER, THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND CHARGES OF THE SUB-ACCOUNTS OR THE FUNDS. SIMILARLY, THE ASSUMED 5% ANNUAL RATE OF RETURN IS NOT AN ESTIMATE OR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE. See "Deductions and Charges" in this prospectus and the discussion of Fund Management in the prospectus for each of the Funds for further information.

                            PERFORMANCE INFORMATION

     From time-to-time the Variable Investment Division may advertise or use in sales literature information concerning the investment performance of the various Sub-Accounts. No performance presentation should be considered as representative of future investment results. Actual performance is a function not only of the investment management of the underlying Funds and market forces, but of the time and frequency of Contributions, the charges and fees imposed under the Contract, the fees and expenses of the Funds, and transfers made by a Participant, among other factors.

     The investment performance of the Sub-Accounts may be advertised in comparison with the performances of other variable annuities, other investment companies (such as mutual funds), and recognized indices (such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, NASDAQ Index, Consumer Price Index), and data published by Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research and Data Service or comparable services. Performance of the Sub-Accounts may also be compared with performance of other types of investments. Some advertisements may also include published editorial comments and performance rankings by independent organizations and publications that monitor the performance of separate accounts and mutual funds.

     The Sub-Accounts may advertise average annual total return performance information according to the SEC standardized formula. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical $1,000 contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized formula gives effect to all applicable charges under the Contracts. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Sub-Account, (ii) no transfers or additional payments were made and (iii) the withdrawal of the investment occurs at the end of the period. Premium taxes are not included in the term "charges" for purposes of this calculation. The Sub-Accounts may also advertise this total return performance as described above on a cumulative basis.

     The Sub-Accounts may present total return information computed on a calendar year basis. The Sub-Accounts may also present total return information over specified periods of time (computed on an average annual or cumulative basis) either assuming that no CDSC will be deducted or assuming that no CDSC or administrative charge will be deducted. The Sub-Accounts may present hypothetical examples that apply the total return to a hypothetical initial investment. The Sub-Accounts may also present total return information based on different amounts of periodic investments. For additional performance information, please refer to the Statement of Additional Information.

                               PUBLISHED RATINGS

     From time to time, in advertisements or in reports to Contractholders, UNUM/America may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend UNUM/America or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.


     Also, from time to time, the rating of UNUM/America as an insurance company by A.M. Best may be referred to in advertisements or in reports to Contractholders. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance Industry. Best's ratings range from A++ to F.


     In addition, the claims-paying ability of UNUM/America as measured by the Standard and Poor's Rating Group may be referred to in advertisements or in reports to Contractholders. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to CCC.


     From time to time UNUM/America may refer to Moody's Investors Service rating of UNUM/America. Moody's Investors Service financial strength ratings indicate an insurance company's ability to discharge policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries, and affiliates. Moody's Investors Service ratings range from Aaa to C.

                        CONDENSED FINANCIAL INFORMATION

     The financial data included below should be read in conjunction with the financial statements and the related data included in the Statement of Additional Information.


                           ACCUMULATION UNIT VALUES
         (For an accumulation unit outstanding throughout the period)


SUB-ACCOUNT                       1989        1990       1991       1992     1993       1994      1995      1996
-----------                       ----        ----       ----       ----     ----       ----      ----      ----
Index Account
    December 12 Commencement      $9.9060
    Beginning of Period                       $9.9629   $ 9.4953   $12.1814   $12.8906  $13.9245  $13.8792  $18.7565
      End of Period               $9.9629     $9.4953   $12.1814   $12.8906   $13.9245  $13.8792  $18.7565  $22.7054
Growth I Account
    May 1 Commencement                                    $10.00
    Beginning of Period                                            $12.1759   $13.1505  $15.5094  $15.3208  $20.4909
      End of Period                                     $12.1759   $13.1505   $15.5094  $15.3208  $20.4909  $23.2198
Growth II Account
    May 1 Commencement                                    $10.00
    Beginning of Period                                            $11.5975   $11.3049  $12.3212  $12.0313  $15.5840
      End of Period                                     $11.5975   $11.3049   $12.3212  $12.0313  $15.5840  $14.7133
Asset Manager Account
    May 1 Commencement                                    $10.00
    Beginning of Period                                            $10.7598   $11.8933  $14.2241  $13.1979  $15.2510
      End of Period                                     $10.7598   $11.8933   $14.2241  $13.1979  $15.2510  $17.2668
Balanced Account
    May 1 Commencement                                    $10.00
    Beginning of Period                                            $12.4515   $11.5582  $12.2957  $12.2225  $14.6286
      End of Period                                     $12.4515   $11.5582   $12.2957  $12.2225  $14.6286  $16.2128
International Stock Account
    May 1 Commencement                                                                    $10.00
    Beginning of Period                                                                           $ 9.8622  $10.8333
    End of Period                                                                       $ 9.8622  $10.8333  $12.2756
Socially Responsible Account
    May 1 Commencement                                                                    $10.00
    Beginning of Period                                                                            $9.9692  $12.7827
    End of Period                                                                       $ 9.9692  $12.7827  $14.2222
Equity-Income Account
    May 1 Commencement                                                                    $10.00
    Beginning of Period                                                                           $10.4780  $13.9856
    End of Period                                                                       $10.4780  $13.9856  $15.7898
Small Cap Account
    May 1 Commencement                                                                    $10.00
    Beginning of Period                                                                           $10.3818  $13.2713
    End of Period                                                                       $10.3818  $13.2713  $15.2861
Pending Allocation Account
    October 15 Commencement                                                               $10.00
    Beginning of Period                                                                           $10.1054  $10.6938
    End of Period                                                                       $10.1054  $10.6938  $11.2772

           Number of Accumulation Units Outstanding at end of Period


                                    1989     1990       1991       1992      1993       1994       1995       1996
                                    ----     ----       ----       ----      ----       ----       ----       ----
Index Account                        0      72,405    296,075    836,187  1,526,878  1,929,447  2,395,545  3,057,792
Growth I Account                                        5,166    317,275  1,340,146  3,071,862  4,459,417  5,843,047
Growth II Account                                      53,904    566,562  1,242,216  1,733,360  2,191,475  2,541,938
Asset Manager Account                                  36,645    462,405  2,232,731  4,369,937  4,882,920  5,447,414
Balanced Account                                       13,453    282,439    673,424  1,041,814  1,294,883  1,545,581
Socially Responsible Account                                                            26,073    133,871    328,168
Equity-Income Account                                                                  320,659  1,529,172  2,997,007
International Stock Account                                                            354,936    803,485  1,588,914
Small Cap Account                                                                      400,376  1,461,575  3,032,803
Pending Allocation Account                                                              11,980     21,372     35,465


  Number of Fund Shares held by each of the corresponding Sub-Accounts as of
                          December 31st of each year


                                       1989   1990    1991     1992      1993       1994       1995      1996
                                       ----   ----    ----     ----      ----       ----       ----      ----
Dreyfus Stock Index Fund                 0  58,271  241,984  703,885  1,611,415  2,070,026  2,613,187  3,424,850
Fidelity's Variable Insurance
 Products Fund: Growth Portfolio         0       0    3,399  211,238    900,965  2,170,399  3,130,382  4,358,634
American Century Variable
 Portfolios, Inc.: VP Capital
 Appreciation                            0       0   72,384  756,506  1,642,987  2,264,937  2,832,766  3,653,828
Fidelity's Variable Insurance
 Products Fund II: Asset Manager's
 Portfolio                               0       0   31,429  412,427  2,060,497  4,183,403  4,717,794  5,557,982
American Century Variable
 Portfolios, Inc. : VP Balanced          0       0   27,075  568,960  1,364,740  2,137,066  2,691,551  3,324,693
Calvert Responsibly Invested
 Balanced Portfolio                      0       0        0        0          0    180,421  1,005,155  2,631,922
Fidelity's Variable Insurance
 Products Fund: Equity-Income
 Portfolio                               0       0        0        0          0    218,939  1,110,190  2,251,100
T. Rowe Price International Stock
 Portfolio                               0       0        0        0          0    343,942    773,288  1,543,703
Dreyfus Variable Investment Fund:
 Small Cap Portfolio                     0       0        0        0          0    113,847    420,623    890,516
Fidelity's Variable Insurance
 Products Fund: Money Market
 Portfolio                               0       0        0        0          0    121,067    228,610    399,944

                             FINANCIAL STATEMENTS

     The financial statements of the Variable Investment Division and of UNUM/America may be found in the Statement of Additional Information.


                         UNUM/AMERICA, LINCOLN LIFE,
                THE VARIABLE INVESTMENT DIVISION AND THE FUNDS

                    UNUM LIFE INSURANCE COMPANY OF AMERICA

          UNUM/America is a life insurance company originally chartered under Maine law in 1966 as Unionmutual Stock Life Insurance Company of America. On November 18, 1986, its name was changed to UNUM Life Insurance Company of America. On December 31, 1991, it was merged with UNUM Life Insurance Company and UNUM Pension and Insurance Company, with the surviving company being UNUM Life Insurance Company of America ("UNUM/America"). UNUM/America's principal executive offices are located at 2211 Congress Street, Portland, Maine 04122. UNUM/America's telephone number is (207)770-2211. UNUM/America provides a broad line of disability, health and life insurance products, in addition to group retirement products. UNUM/America is currently licensed to issue variable contracts in 47 states and the District of Columbia. Administrative services necessary for the operation of the Variable Investment Division and the Contracts are provided by The Lincoln National Life Insurance Company. See "Deductions and Charges--Annual Administration Charge."


          UNUM/America is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation. UNUM Corporation was organized under Delaware law on January 11, 1985. UNUM Corporation is a publicly-owned company whose stock is traded on the New York Stock Exchange. UNUM Corporation has consolidated assets of $15.5 billion as of December 31, 1996.


    ACQUISITION AGREEMENT WITH THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


          On October 1, 1996 (the "Closing Date"), UNUM/America completed the sale of its tax-sheltered annuity business to The Lincoln National Life Insurance Company ("Lincoln Life"), pursuant to an acquisition agreement with Lincoln Life (the "Acquisition Agreement"). Under the Acquisition Agreement, Lincoln Life assumed UNUM/America's obligations under the Contracts and Lincoln Life & Annuity Company of New York ("Lincoln-NY") assumed UNUM/America's obligations under the New York Contracts (other than those obligations to Contractholders and/or Participants who neither consented nor were deemed to have consented to the assumption).


          Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering life insurance policies and annuity policies, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Virgin Islands.


          Lincoln-NY is a life insurance company chartered under New York law on June 6, 1996. Lincoln-NY is licensed to sell variable contracts in New York. Lincoln-NY is a subsidiary of Lincoln Life.


          Lincoln Life is wholly owned by Lincoln National Corporation ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Indiana 46801. The principal office of LNC is located at 200 East Berry Street, Fort Wayne, Indiana 46802. Through subsidiaries, LNC engages primarily in the issuance of life insurance and annuities, property-casualty insurance, and other financial services.

          UNUM/America and Lincoln Life have notified or will notify Contractholders and/or Participants regarding the assumption of their Contracts (other than New York Contracts) by Lincoln Life or, in the case of the New York Contracts, by Lincoln-NY. In some states the Contractholder will be deemed to have consented to the assumption if it does not opt out within a certain time period. In other states affirmative consent will be sought. If the Contractholder opts out of the assumption (or refuses to consent where affirmative consent is required), UNUM/America will remain as the insurer of the Contract and Participants under that Contract will not be given the opportunity to have their certificates assumed by Lincoln Life. Whether or not a Contract is assumed by Lincoln Life, it will be administered by Lincoln Life. If the Contractholder consents to the assumption or is deemed to have consented to the assumption, as applicable, UNUM/America and Lincoln Life will notify each Participant under the Contract regarding the assumption and provide each Participant an opportunity to opt out. (If required, affirmative Participant consent will be sought.) If, under a Contract some Participants opt out and some do not, the Contract will be bifurcated--one Contract will have UNUM/America as the insurer and the other will have Lincoln Life as the insurer (or, for the New York Contracts, Lincoln-NY). Both Contracts, however, will be administered by Lincoln Life. As noted above, the notification process is subject to regulatory requirements which vary from state to state. Thus the notification procedures employed by UNUM/America and Lincoln Life may vary from those described above. In any event, Contractholders and/or Participants will receive all notifications and be given all consent and opt out rights required by law.


          Assuming that an assumption is approved under the above procedures, the effect of the assumption is to substitute Lincoln Life for UNUM/America as the insurer. (For the New York Contracts, Lincoln-NY will be the insurer.) In addition, a Participant's Account balance in the Variable Investment Division will be transferred to a Lincoln Life or Lincoln-NY separate account as of the effective date of the assumption of the obligations to the Participant under the Contract by Lincoln Life or Lincoln-NY. The assumption will result in the substitution of Lincoln Life or Lincoln-NY for UNUM/America as the insurer under the Contracts (thus, Lincoln Life or Lincoln-NY will back the guarantees of the Guaranteed Interest Division), and the transfer of Account balances to the Lincoln Life or Lincoln-NY separate account. Otherwise, the rights of Contractholders and Participants under the Contracts will not change solely as a result of the assumption. There will be no adverse tax consequences to Contractholders or Participants as a result of the transfer. See "Federal Income Tax Considerations."

          UNUM/America and Lincoln Life currently expect that UNUM/America will continue to offer the Contracts after the Closing Date in those states where Lincoln Life has not yet received all the approvals necessary to sell its own group annuity Contracts. While such Contracts would be issued by UNUM/America, Contractholders and/or Participants will be required to agree, at the time such Contracts are issued, to an automatic transfer of such Contracts to Lincoln Life at such time as Lincoln Life receives the necessary approvals to sell its own Contracts. UNUM/America anticipates that it will continue to sell Contracts on this basis for no more than eighteen months after the Closing Date.


          In the event that, after the Closing Date, UNUM/America offers Contracts that will be automatically assumed by Lincoln Life, Contractholders and Participants will receive, at the time the Contract is offered or sold to them, a prospectus or other disclosures pertaining to Lincoln Life. It is currently anticipated that the Lincoln Life and Lincoln-NY separate accounts will continue to invest in the underlying Funds that are currently available through the Sub-Accounts of UNUM/America's Variable Investment Division, but there can be no assurance that such Funds will always be made available through the Lincoln Life and Lincoln-NY separate accounts.


                       LNC EQUITY SALES CORPORATION


          LNC Equity Sales Corporation ("LNC Equity"), a registered broker-dealer, is the principal underwriter of the Contracts. As such, LNC Equity will be offering the Contracts and performing all duties and functions that are necessary and proper for distribution of the Contracts. LNC Equity has also entered into sales agreements with independent broker-dealers for the sale of the Contracts. LNC Equity may pay sales commissions to broker-dealers up to an amount equivalent to 3.5% of Contributions under a Contract. LNC Equity's principal business office is at 3811 Illinois Road, Suite 205 , Fort Wayne, Indiana 46804.

                        THE VARIABLE INVESTMENT DIVISION

     On December 31, 1991, pursuant to the merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM/America, the Variable Investment Division was transferred intact to UNUM/America. Prior to that, on July 8, 1988, the Board of Directors of UNUM Life Insurance Company authorized the establishment of the Variable Investment Division called the TSAVA Separate Account in accordance with the Maine Insurance Code. On February 7, 1991, the Board of Directors of UNUM Life Insurance Company expanded the scope of the Variable Investment Division and changed its name to the VA-I Separate Account. Under Maine law, the funds in the Variable Investment Division are owned by UNUM/America and UNUM/America is not, nor can UNUM/America be, a trustee with respect to those funds. The Variable Investment Division is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of either the Variable Investment Division or UNUM/America by the SEC.

     The Variable Investment Division currently consists of nine Sub-Accounts. The Sub-Accounts invest in shares of the Funds. Therefore, the investment experience of the Sub-Accounts depends on the performance of the Funds.


     The income, gains and losses, realized or unrealized, from assets allocated to the Variable Investment Division are credited to or charged against the Variable Investment Division, without regard to other income, gains or losses in UNUM/America's general account or any other separate account. The Contract provides that the assets of the Variable Investment Division may not be charged with liabilities arising out of any other business of UNUM/America. UNUM/America may accumulate in the Variable Investment Division proceeds from charges under the Contract and other amounts in excess of the Variable Investment Division assets representing Contract reserves and liabilities. UNUM/America is the issuer of the Contracts and the obligations set forth therein, other than those of the Contractholder or the Participant, are UNUM/America's. As noted previously, however, UNUM/America has entered into an agreement providing for the assumption of UNUM/America's obligations under the Contracts by Lincoln Life. See "Acquisition Agreement With The Lincoln National Life Insurance Company."

                                   THE FUNDS

     The nine Sub-Accounts invest directly in nine corresponding Funds. Each of these Funds was formed as an investment vehicle for insurance company separate accounts.


     Information about each of the Funds, including their investment objectives and investment management, is contained below. Additional information about the Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the Funds, which should be read carefully before investing. There is no assurance that any Fund will achieve its stated objective. Additional copies of the Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Funds without charge by writing to the particular Funds at the addresses noted on the front of the Fund prospectus. Shares of the Funds are sold not only to the Sub-Accounts but also to variable annuity and variable life separate accounts of other insurance companies. For a disclosure of possible conflicts involved in the Sub-Accounts investing in Funds that are so offered, see the applicable Fund prospectus.

     On the effective date of a Participant's transfer to Lincoln Life, the Participant's Account balance in the Variable Investment Division will be transferred to a Lincoln Life separate account. For Participants under the New York Contracts, the Account balances will be transferred to a Lincoln-NY separate account. UNUM/America and Lincoln Life intend that the Lincoln Life separate account and the Lincoln-NY separate account will each have nine Sub-Accounts which will invest in the same nine Funds currently offered by UNUM/America's Variable Investment Division. Any deletion of Funds or substitution of different Funds would require regulatory approval. Additional Funds may nevertheless be added or deleted in the future.

DREYFUS STOCK INDEX FUND


     Dreyfus Stock Index Fund is an open-end, non-diversified management investment company known as an index fund. Its goal is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.


CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO OF ACACIA CAPITAL
CORPORATION


  CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO: The Calvert Responsibly Invested Balanced Portfolio seeks total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and growth opportunity and which satisfy the social concern criteria established for the Portfolio. Shares of the Portfolio are offered only to insurance companies for allocation to certain of their variable accounts.


     The Calvert Asset Management Company, Inc., located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 serves as the Portfolio's investment advisor.


THE SMALL CAP PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND


     Dreyfus Variable Investment Fund is an open-end, diversified management investment company.


THE SMALL CAP PORTFOLIO: The Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase, both domestic and foreign , which the Portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO, GROWTH PORTFOLIO, AND MONEY MARKET PORTFOLIO

EQUITY-INCOME PORTFOLIO: The Portfolio seeks reasonable income by normally investing at least 65% of its total assets in income-producing common or preferred stock and the remainder in debt securities.

GROWTH PORTFOLIO: The Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

MONEY MARKET PORTFOLIO: The Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information regarding the Portfolio, into which initial Contributions are invested pending UNUM/America's receipt of a complete order, please see the "Initial Contributions" section.

     Fidelity Management & Research Company ("FMR") is the manager of the Equity-Income Portfolio, the Growth Portfolio and the Money Market Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109.


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO

ASSET MANAGER PORTFOLIO: The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.


     FMR is the manager of the Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR or its affiliate may compensate Lincoln Life or its affiliate for administrative, distribution, or other services. Such compensation would be based on assets of the Fidelity Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.


 VP Capital Appreciation and VP Balanced of American Century Variable Portfolios, Inc.


 VP CAPITAL APPRECIATION: The Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.


 VP BALANCED: The Portfolio seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities.


     American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc. (formerly Investors Research Corporation), which also manages the American Century family of mutual funds. American Century Investment Management, Inc. has its principal place of business at 4500 Main Street, Kansas City, Missouri 64111.


     Lincoln Life or its affiliate may perform certain administrative or other services that would otherwise be performed by American Century Services Corporation, and American Century Investment Management, Inc. may pay Lincoln Life or its affiliate for such services. Such compensation would be based on assets of the American Century Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.


INTERNATIONAL STOCK PORTFOLIO OF T. ROWE PRICE INTERNATIONAL SERIES, INC.


 INTERNATIONAL STOCK PORTFOLIO: The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


     The Series is managed by Rowe Price-Fleming International, Inc., one of America's largest international no load mutual fund managers with approximately $25 billion under management as of December 31, 1996, from its offices in Baltimore, London, Tokyo, Hong Kong and Singapore.

                              CONTRACT PROVISIONS

                                    GENERAL

     UNUM/America has designed these Contracts for Employers and other entities to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities. An Employer, Association or trustee in some circumstances, may enter into a Contract with UNUM/America by filling out an application and returning it to UNUM/America. Upon UNUM/America's acceptance of the application, Contractholders or an affiliated Employer can forward Contributions on behalf of employees who then become Participants under the Contracts. For Plans that have allocated rights to the Participant, UNUM/America will issue to each Participant a separate Active Life Certificate that describes the basic provisions of the Contract to each Participant.

                       CONTRIBUTIONS UNDER THE CONTRACT

     Generally, under the Contracts, Contributions are forwarded by the Contractholders to UNUM/America for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, Employer Contributions or post-tax Contributions. Lincoln Life will administer the Contracts after the Closing Date. Contractholders will be notified of any change in procedures.

     Contributions may accumulate on either a guaranteed or variable basis depending upon the Divisions available under the Contract and/or the Division in which the Contributions are deposited. Contributions to the Guaranteed Interest Division become part of UNUM/America's General Account and are guaranteed a minimum rate of interest.


     UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. UNUM/America assumes the risk of investment gain or loss on contributions to the Guaranteed Interest Division. See "Guaranteed Interest Division." Contributions to the Variable Investment Division are credited with a rate of return dependent upon the investment experience of the Sub-Accounts in which the Contributions are invested.

     Contributions by Participants may be in any amount unless there is a minimum amount set by the Contractholder or Plan. A Contract may require the Contractholder to contribute a minimum annual amount on behalf of all Participants. Annual Contributions under Qualified Plans may be subject to maximum limits imposed by the Code. Annual Contributions under non-qualified plans may be limited by the terms of the Contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits. Subject to any restrictions imposed by the Plan or the Code, transfers from other Contracts and qualified rollover Contributions will be accepted.

     Section 830.205 of the Texas Education Code provides that Employer or state Contributions (other than salary reduction Contributions) on behalf of Participants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. UNUM/America will return Employer Contributions to the Contractholder for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP Participants may only direct Employer and state Contributions to the Guaranteed Interest Division.

     Contributions must be in United States funds unless UNUM/America agrees in writing to accept other currencies. Any non-US funds will be converted to U.S. funds. All withdrawals and distributions under this Contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method constituting a Contribution, UNUM/America will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions shall be reversed and the party responsible for the invalid Contribution shall reimburse UNUM/America for any losses or expenses resulting from the invalid Contribution.

                             Initial Contributions

     The initial Contribution for a Participant will be credited to the Participant's Account no later than two Business Days after it is received by UNUM/America if it is preceded or accompanied by a completed enrollment form containing all the information necessary for processing the Participant's Contribution. If UNUM/America does not receive a complete enrollment form, UNUM/America will notify the Contractholder or the Participant that UNUM/America does not have the necessary information to process the Contribution. If the necessary information is not provided to UNUM/America within five (5) Business Days after UNUM/America first receives the initial Contribution, UNUM/America will return the initial Contribution less any withdrawal(s) by the Participant or by the

Contractholder, unless the Participant or the Contractholder specifically consents to UNUM/America retaining the Contribution until the enrollment form is made complete.

     Notwithstanding the above, when the Contract includes language regarding the "Pending Allocation Account", the following shall apply: Where state approval has been obtained, if UNUM/America receives Contributions which are not accompanied by a properly completed Enrollment Form, UNUM/America will notify the Contractholder of that fact and deposit the Contributions to the Pending Allocation Account, unless such Contributions are designated to another Account in accordance with the Plan. Within two business days of receipt of a properly completed Enrollment Form, the Participant's Account balance in the Pending Allocation Account will be transferred in accordance with the allocation percentages elected on the Enrollment Form. All future Contributions will also be allocated in accordance with these percentages until such time as the Participant may notify UNUM/America of a change. If a properly completed Enrollment Form is not received after three monthly notices have been sent, the Participant's Account balance in the Pending Allocation Account will be refunded to the Contractholder within 105 days of the date of the initial Contribution. The Pending Allocation Account invests in Fidelity's Variable Insurance Products
Fund: Money Market Portfolio and is not available as an investment option under the group annuity Contract. Mortality & Expense Risk Charges and the Annual Administration Charge do not apply to this Account. These charges will be applicable upon receipt of a properly completed Enrollment Form and the Participant's Contract Participation Date will be the date money was deposited in the Pending Allocation Account.

                          Allocation of Contributions


     A Participant must designate in writing, subject to the Plan, the percent of their Contribution which will be allocated to each Division and to each Sub-Account available under their Contract. The Contributions allocation percentage to the Guaranteed Investment Division or any Sub-Account can be in any whole percent. A participant whose Employer offers two or more UNUM/America Contracts for the same type of Qualified or Non- Qualified Plans may allocate Contributions to a maximum of ten Sub-Accounts and the Guaranteed Interest Division. Participants, subject to the terms of the Plan, may change the allocation of Contributions by notifying UNUM/America in writing or by telephone in accordance with procedures published by UNUM/America. Telephone requests for allocation changes follow the same verification of identity rules as for Transfers. (See "Telephone Transfers.") When UNUM/America receives a notice in writing, the form must be acceptable to UNUM/America. Upon receipt by UNUM/America, the change will be effective for all Contributions received concurrently with the allocation change form and for all future Contributions, unless a later date is requested. Changes in the allocation of future Contributions have no effect on amounts a Participant may have already contributed. Such amounts, however, may be transferred between Divisions and Sub-Accounts pursuant to the requirements described in "Transfers between Divisions and Sub-Accounts." Allocations of employer contributions may be restricted by the applicable plan.

                           Subsequent Contributions

     The Contractholder will forward Contributions to UNUM/America specifying the amount being contributed on behalf of each Participant. The Contractholder must send Contributions and provide such allocation information in accordance with procedures established by UNUM/America. The Contributions shall be allocated among the Guaranteed Interest Division and the Variable Investment Division in accordance with the Contractholder's or the Participant's written instructions as described above in "Allocation of Contributions."

                          Investment of Contributions


     Contributions are invested as of the date of receipt at UNUM/America, provided that they are received on a Business Day and allocation information is provided in a form acceptable to UNUM/America in accordance with procedures established by UNUM/America. Contributions on behalf of a Participant which are allocated to the Variable Investment Division will be credited with Accumulation Units as of that date. A Participant's interest in the Variable Investment Division during the Accumulation Period is the value of the Participant's Accumulation Units in the Variable Investment Division. Upon payment of a Contribution, the number of Accumulation Units credited to a Participant's Account in a Sub-Account is calculated by dividing the Contribution allocated to the Sub-Account by the dollar value of an Accumulation Unit next determined after receipt of the Contribution. The number of Accumulation Units purchased will not vary as a result of any subsequent fluctuations in the Accumulation Unit Value. The Accumulation Unit Value, of course, fluctuates with the investment performance of the underlying Fund and also reflects deductions and charges made against the Variable Investment Division.

                   Determination of Accumulation Unit Value

     UNUM/America determines the Accumulation Unit Value of each Sub-Account on each Valuation Date. The Accumulation Unit Values for all Sub-Accounts other than the Index Account were initially set at ten dollars ($10). The Accumulation Unit Value was initially set at $9.9060 for the Index Account. Subsequent Accumulation Unit Values are determined by multiplying the Net Investment Factor for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

     UNUM/America uses a Net Investment Factor to measure the daily fluctuations in value of a Sub-Account. The Net Investment Factor for any Valuation Period is determined as follows:

          (a) The net asset value per share of the underlying Fund as of the end of a Valuation Period is added to the amount per share of any dividends or capital gain distributions paid by the Fund during that Valuation Period;

          (b) The amount in (a) above is then divided by the net asset value per share of the underlying Fund as of the end of the immediately preceding Valuation Period;

          (c) The result of (a) divided by (b) is then multiplied by one minus the annual mortality and expense risk charge to the n/365th power where n equals the number of calendar days since the immediately preceding Valuation Date.

     The above calculation will be adjusted by the amount per share of any taxes which are incurred by UNUM/America because of the existence of the Variable Investment Division.

     The Participant's Account balance is equal to the sum of the Participant's Account balances in both the Variable Investment Division and the Guaranteed Interest Division.


                 TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS


     During the Accumulation Period and subject to the terms of the Plan, transfers may be made of all or part of a Participant's Account balance in any Division or Sub-Account to another Sub-Account or Division. Transfers will not change the allocation of future Contributions to the Divisions and Sub-Accounts. UNUM/America does not require that any minimum amount be transferred. To effect a transfer, UNUM/America must receive a written transfer request in a form acceptable to UNUM/America.

     Transfers to or from the Variable Investment Division are made using the Accumulation Unit Value next computed following UNUM/America's receipt of the written transfer request.

           Telephone Transfers between Divisions and Sub-Accounts

     UNUM/America may accept telephone transfers from Participants when this is allowed by the Contractholder. In order to prevent unauthorized or fraudulent transfers, UNUM/America will require a Participant to provide certain identifying information before UNUM/America will act upon their instructions. UNUM/America may also assign the Participant a Personal Identification Number
(PIN) to serve as identification. UNUM/America will not be liable for following telephone instructions it reasonably believes are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the Participant or Contractholder on the next Business Day. Telephone transfers will be processed on the Business Day that they are received when they are received at the UNUM/America Home Office before 4:00 P.M. ET. If the Participant or Contractholder determines that a transfer has been made in error, the Participant or Contractholder must notify UNUM/America within 30 days of the confirmation notice date. See "Contract Provisions, Transfers between Divisions and Sub-Accounts."


                                  WITHDRAWALS


     During the Accumulation Period and subject to the terms of the Plan, withdrawals may be made from either or both Divisions of all or part of the Participant's Account balance in a Division or Sub-Account remaining after deductions for any applicable (1) CDSC; (2) Annual Administration Charge (imposed on Total Withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity Conversion Amounts are not considered withdrawals. See "Annuity Period, Annuities: General."

     All withdrawal requests must indicate the amount to be withdrawn and be submitted in a form acceptable to UNUM/America. If the request does not specify the Sub-Accounts and/or the Divisions from which the withdrawal is to be made, the withdrawal will be made pro rata based on balances in the Sub-Accounts and the Guaranteed Interest Division. UNUM/America does not require that any minimum amount be withdrawn. Telephone withdrawal requests are not available.

     Withdrawals from the Variable Investment Division are made by reducing the Participant's number of Accumulation Units in the applicable Sub-Account. In determining the number of Accumulation Units to be reduced, UNUM/America uses the Accumulation Unit Value next computed after UNUM/America's receipt of the written withdrawal request.

     Payment of all Variable Investment Division withdrawal amounts will be made, within the time period allowed under current Federal law but in no case later than seven days, after receipt by UNUM/America of the withdrawal request in a form acceptable to UNUM/America. See "Market Emergencies."

                               Total Withdrawals

     A Total Withdrawal can only be made by a Participant who has no outstanding loans under the Contract. A Total Withdrawal of a Participant's Account will occur when (a) the Participant or Contractholder requests the liquidation of the Participant's entire Account balance, or (b) the amount requested plus any CDSC results in a remaining Participant's Account balance of less than or equal to the Annual Administration Charge, in which case the request is treated as if it were a request for liquidation of the Participant's entire account balance.

     Any Active Life Certificate must be surrendered to UNUM/America when a Total Withdrawal occurs. If a Contractholder resumes Contributions on behalf of a Participant after a Total Withdrawal, the Participant will receive a new Participation Date and Active Life Certificate.

     A Participant refund under the free-look provisions is not considered a Total Withdrawal.

                              Partial Withdrawals

     A Partial Withdrawal of a Participant's Account will occur when less than a Total Withdrawal is made from a Participant's Account.

                         Systematic Withdrawal Option

     Participants who are at least age 59 1/2, are separated from service from their employer or are disabled and certain spousal beneficiaries and alternate payees who are former spouses may be eligible for a Systematic Withdrawal Option ("SWO") under the Contract. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period or a flat dollar amount withdrawn on a periodic basis. Payments are made only from the Guaranteed Interest Account. A Participant must have a vested pre-tax account balance of at least $10,000 in order to select the SWO. A Participant may transfer amounts from the Variable Investment Division to the Guaranteed Interest Division in order to support SWO payments. These transfers, however, are subject to the transfer restrictions described in this Prospectus and/or imposed by any applicable Plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the Contracts and Active Life Certificates as well as from UNUM/America.

                          Maximum Conservation Option


     Under certain Contracts participants who are at least age 70 1/2 may request that UNUM/America calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), 408(a) or 457(d) of the Code. The Participant must complete forms as required by UNUM/America in order to elect this option. UNUM/America will base its calculation solely on the Participant's Account Value with UNUM/America. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-UNUM/America Contract.

                            Withdrawal Restrictions

     Withdrawals under Section 403(b) Contracts are subject to the limitations under Section 403(b)(11) of the Code and regulations thereof and in any applicable Plan document. That section provides that salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988 may only be withdrawn if the Participant has (1) died; (2) become disabled; (3) attained age 59 1/2; (4) separated from service; or (5) incurred a hardship. Amounts accumulated in one Section 403(b)(1) Contract may be transferred to another Section 403(b)(1) Contract or
Section 403(b)(7) custodial account without a penalty under the Code. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a Contract, such amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the Contracts. For more information on these provisions see "Federal Income Tax Considerations."

     Withdrawal requests for a Participant under Section 457(b) Plans and Plans subject to Title I of ERISA must be authorized by the Contractholder on behalf of a Participant. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of the Participant's Account balance which is available for distribution to the Participant. Withdrawal requests for Section 457(f) Plans must be requested by the Contractholder.

     As required by Section 830.105 of the Texas Education Code, withdrawal requests by Participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A Participant in an ORP Contract is required to obtain a certificate of termination from the Participant's Employer before a withdrawal request can be granted.

     For withdrawal requests (other than transfers to other investment vehicles), by Participants under Plans not subject to Title I of ERISA and non-457 Plans, the Participant must certify to UNUM/America that one of the events listed in the Code has occurred (and provide supporting information, if requested) and that UNUM/America may rely on such representation in granting such withdrawal request. See "Federal Income Tax Considerations." A Participant should consult their tax adviser as well as review the provisions of their Plan before requesting a withdrawal.

     In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

     Early withdrawals, as defined under Section 72(q) and 72(t) of the Code, may be subject to a ten percent excise tax.

                                DEATH BENEFITS

     The payment of death benefits will be governed by the provisions of the applicable Plan and the Code. In the event of the death of a Participant during the Accumulation Period, UNUM/America will pay the Beneficiary, if one is living, or the Plan the greater of the following amounts:

     (1)  The Net Contributions, or

     (2) The Participant's Account balance less any outstanding loan (including principal and due and accrued interest), as of the date of notification.

     If UNUM/America is not notified of the Participant's death within six months of such death, the Beneficiary will receive the Death Benefit amount described in paragraph (2).

     A Beneficiary may elect to have the Death Benefit (1) paid as a lump sum,
(2) converted to a Payout Annuity or (3) as a combination of a lump sum payment and a Payout Annuity.

     UNUM/America will calculate the Death Benefit as of the end of the Valuation Period during which it receives both satisfactory notification of the Participant's death and an election of a form of Death Benefit (as described below). Payment of a lump sum election will be made within the time period prescribed by Federal law but in no case later than seven days following such calculation. Payment of an annuity option will be paid in accordance with the provisions regarding annuities. See "Annuity Period." If no election is made within sixty days following UNUM/America's receipt of satisfactory notice of the Participant's death, the Death Benefit will be paid in the form of a lump sum payment and will be calculated as of the end of the Valuation Period during which that sixtieth day occurs (and payment will be made within the time period prescribed by Federal law but in no case later than seven days after such calculation date).

     Satisfactory proof of death may consist of: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to UNUM/America.

     Notwithstanding the above, if the Beneficiary is someone other than the spouse of the deceased Participant, the Code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the Code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

     If the Beneficiary is the surviving spouse of the deceased Participant, distributions are not required under the Code to begin earlier than December 31st of the calendar year in which the Participant would have attained age

70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

     If there is no living named Beneficiary on file with UNUM/America at the time of a Participant's death and unless the Plan directs otherwise, UNUM/America will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the Participant's death, but only if such proof of death is received by UNUM/America no later than the end of the fourth calendar year following the year of the Participant's death. In such case, valuation of the Death Benefit will occur as of the end of the Valuation Period during which due proof of death is received by UNUM/America, and the lump sum Death Benefit will be paid within the time period prescribed by Federal law but in no case later than seven days of that date.


                            DEDUCTIONS AND CHARGES

               CHARGES AGAINST THE VARIABLE INVESTMENT DIVISION


                    Mortality and Expense Risk Charges

     Certain charges will be assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate UNUM/America for risks assumed in connection with the Contracts.




     UNUM/America deducts from the net assets of the Variable Investment Division a daily charge of 1.20% on an annual basis.


     This charge is assessed both during the Accumulation Period and the Annuity Period although, during the Annuity Period, UNUM/America will bear no mortality risk with respect to the Annuity Options that do not involve life contingencies. This amount is intended to compensate UNUM/America for certain Mortality and Expense Risks UNUM/America assumes in operating the Variable Investment Division and for providing services to the Participant. The total charge may not be altered.

     The Expense Risk is the risk that UNUM/America's actual expenses in issuing and administering the Contract will be more than UNUM/America estimated. The Mortality Risk borne by UNUM/America arises from the chance that UNUM/America's actuarial estimate of mortality rates during the Annuity Period, as guaranteed in the Contract, may prove erroneous and that an Annuitant may live longer than expected. This contractual guarantee assures that neither an Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect under the Contracts. In addition, UNUM/America bears the Mortality Risk that it guarantees to pay a Death Benefit that may be higher than the Participant's Account balance upon the death of the Participant prior to the Annuity Period.




                         CHARGES AGAINST THE CONTRACTS

     The charges that UNUM/America assesses in connection with the Contracts are described below.

                         Annual Administration Charge

     UNUM/America provides many administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making annuity payments when they become due, and preparing and filing all reports required to be filed by the Variable Investment Division. In addition, UNUM/America provides Participants with Account statements and accounting services that keep track of pre-tax monies, employee and Employer monies, vested Account balances and rollover or transferred monies.


     In consideration for these administrative services, UNUM/America currently deducts $25 (or the balance of the Participant's Account if less) per year from each Participant's Account balance on the last Business Day of the month in which a Participation Anniversary occurs. This charge is deducted only during the Accumulation Period. This Annual Administration Charge is also withdrawn from a Participant's Account balance if and when a Participant's Account is totally withdrawn on any date other than the last Business Day of the month in which the Participation Anniversary occurs.

     The Annual Administration Charge may be reduced or waived for those Participants who are participating under another UNUM/America Contract which imposes an Annual Administration Charge or where UNUM/America's interest costs or expenses are reduced due to the terms of the Contract, economies of scale or administrative assistance provided by the Contractholder. In addition, the Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract.

     Under certain Contracts, the Contractholder may also choose to have the Annual Administration Charge paid only by those Participants in the Variable Investment Division. Contracts offering this provision will typically have a declared interest rate in the Guaranteed Interest Division which is lower than under Contracts not offering this provision. For Contracts offering this provision, the Annual Administration Charge will be withdrawn as described in this section.

     Since the Closing Date, Lincoln Life has administered the Contracts on behalf of UNUM/America pursuant to an administrative services agreement. See "Acquisition Agreement with The Lincoln National Life Insurance Company."

                                 Premium Taxes

     Certain states require that a premium tax be paid on contributions to a variable annuity Contract. Others assess a premium tax at the time of annuitization. UNUM/America will deduct any applicable premium tax from the Participant's Account balance at the time required by state law.

                       Contingent Deferred Sales Charge


     UNUM/America does not impose a sales charge at the time a Contribution is made to a Participant's Account under the Contract. During the Accumulation Period and prior to the 11th Participation Year, UNUM/America charges a CDSC on all Withdrawals of a Participant's Account balance unless UNUM/America receives at the time of the withdrawal request reasonable proof necessary to verify that: (a) the Participant has attained age 59 1/2; (b) the Participant has died; (c) the Participant has incurred a disability as defined under the Contract; or (d) the Participant has terminated employment with the Employer.

     The CDSC reimburses UNUM/America for part or all of its expenses related to distributing the Contracts. If the revenues generated by the CDSC are not sufficient to cover UNUM/America's actual costs of distribution, such costs will be paid from UNUM/America's General Account assets, which may include any ultimate profit derived from the mortality and expense risk charge.

     Amounts subject to a CDSC are charged in accordance with the following schedule:

               DURING
               PARTICIPATION YEAR         CDSC
               ------------------         ----
                    1-6                    5%
                    7                      4%
                    8                      3%
                    9                      2%
                    10                     1%
                    11 and later           0%


     Under certain Contracts, the Contractholder may choose to require that the Participant be age 55 or older and have terminated employment in order to be entitled to a withdrawal without a CDSC. Contracts containing this additional restriction may receive a higher declared interest rate in the Guaranteed Interest Division than the Contracts not containing this restriction. A Contractholder has the option of adding financial hardship as an event entitling the Participant to a withdrawal from the Contract without the imposition of a CDSC. A Contractholder can also choose a provision under the Contract permitting Participants to make a withdrawal, once in each calendar year, of up to 20% of their Account balance without the imposition of a CDSC. Contractholders choosing these additional benefits may receive a lower declared interest rate under the Guaranteed Interest Division of their Contract than under Contracts not offering these benefits.

     The CDSC on any withdrawal may be reduced or eliminated but only to the extent that UNUM/America anticipates that it will incur lower sales expenses or perform fewer sales services due to economies arising from (a) the size of the particular group, (b) an existing relationship with the Contractholder or Employer, (c) the utilization of mass enrollment procedures, or (d) the performance of sales functions by the Contractholder or an Employer which UNUM/America would otherwise be required to perform.

     The CDSC is imposed on the Gross Withdrawal Amount. A Participant may request to receive a specific Net Withdrawal Amount. If the Participant requests a specific Net Withdrawal Amount, the CDSC will be imposed on a Gross Withdrawal Amount, which after deducting the CDSC, gives the Participant the Net Withdrawal Amount requested. The following example illustrates the formula:

     Participant requests a Net Withdrawal Amount of $100 in their tenth Participation Year. UNUM/America will impose the 1% CDSC on a Gross Withdrawal Amount of $101.01 and the Participant will receive $100. This is the standard procedure for withdrawals.

     The CDSC will be deducted from the Divisions and Sub-Accounts in proportion to amounts withdrawn therefrom. Death Benefit payments and amounts converted to an annuity are not subject to a CDSC. In no event will the CDSC, when added to any CDSC previously imposed due to a Participant withdrawal, exceed 8.5% of the cumulative Contributions to a Participant's Account.

                                 MISCELLANEOUS

     The Variable Investment Division purchases shares from the Funds at net asset value. The net asset value reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. The Funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in each prospectus for the Funds.


                                ANNUITY PERIOD

                          PAYOUT ANNUITIES:  GENERAL

     To the extent permitted by the Plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's Account balance or the Death Benefit to a Payout Annuity. Payout Annuities are available as either a Guaranteed or Variable Annuity or a combination of both. Annuity payments from the Guaranteed Interest Division remain constant throughout the annuity period. Annuity payments from the Variable Investment Division fluctuate depending upon the investment experience of the applicable Sub-Accounts. Variable Annuity payments are based upon Annuity Unit Values. See "Annuity Payments" below and "Determination of Variable Annuity Payments" in the Statement of Additional Information for further information.


     The Annuity Commencement Date marks the date on which the first annuity payment is made to an Annuitant. For Plans subject to Section 401(a)(9)(B) of the Code, a Beneficiary must select an Annuity Commencement Date that is not later than one year after the date of the Participant's death. A Participant or Contractholder may select any Annuity Commencement Date for the Annuitant which is then reflected in the Retired Life Certificate. However, since an annuity payment is considered a distribution under the Code, selection of an Annuity Commencement Date may be affected by the distribution restrictions under the Code and the minimum distribution requirements under Section 401(a)(9) of the Code. See "Federal Income Tax Considerations." The selection of an Annuity Commencement Date, the annuity option, the amount of the Payout Annuity and whether the amount is to be paid as a Guaranteed or a Variable Annuity must be made by the Participant in writing, in a satisfactory form, and received at least 30 days in advance of the Annuity Commencement Date. After the Annuity Commencement Date an Annuitant may not change either the annuity option or the type (i.e., variable or guaranteed) of Payout Annuity for any amount applied toward the purchase of an annuity.


     The Annuity Conversion Amount is either the Participant's Account balance, or a portion thereof, or the Death Benefit plus interest, as of the Annuity Payment Calculation Date. For a Guaranteed Annuity, the Annuity Commencement Date is typically one month after the Annuity Payment Calculation Date; subsequent payments are at one month intervals from the Annuity Commencement Date. For a Variable Annuity, the Annuity Commencement Date is 10 Business Days after the initial Annuity Payment Calculation Date; subsequent monthly payments have Annuity Payment Calculation Dates which are 10 business days prior. The 10 Business Days are necessary to calculate the amount of the Payout Annuity payments and to mail the checks in advance of their monthly due dates.


     If the Participant's Account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first scheduled payment is less than $20, the annuity may be cancelled and the Participant or Beneficiary required to accept payment of the entire amount in a lump sum.

                            PAYOUT ANNUITY PAYMENTS


     The amount of each annuity payment will depend upon the Annuity Conversion Amount, the annuity option, the age of the Participant(s) on the initial Annuity Payment Calculation Date, and the length of time from the initial Annuity Payment Calculation Date to the Annuity Commencement Date. Unless otherwise notified, the Participant's Account balance in the Guaranteed Interest Division will be applied toward a Guaranteed Annuity and the Participant's Account balance in the Variable Investment Division toward a Variable Annuity.


     The payment amount for a Guaranteed Annuity is determined by dividing the Participant's Annuity Conversion Amount in the Guaranteed Interest Division as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor.


     The initial payment amount for a Variable Annuity is determined by dividing the Participant's Annuity Conversion Amount(s) in the applicable Sub-Account(s) as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract. The amounts of subsequent payments vary depending on the investment experience of the Sub-Account(s) and the interest rate option selected by the Participant. The payment amounts will not be affected by mortality or expense experience and will not be reduced by an Annual Administration Charge. For additional information on the determination of subsequent payment amounts, refer to the Statement of Additional Information, "Determination of Variable Annuity Payments."

                            PAYOUT ANNUITY OPTIONS


     Participants are offered a range of annuity options including, but not limited to, the following:


                              Single Life Annuity

     Payments are made monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death.

         Life Annuity with Payments Guaranteed for 10, 15 or 20 Years

     Payments are made monthly during the lifetime of the Annuitant with a monthly payment guaranteed to the Beneficiary for the remainder of the selected number of years, if the Annuitant dies before the end of the period selected. Payments under this annuity option are smaller than a Single Life Annuity without a guaranteed payment period.


                             Joint Life Annuities

     Payments are made monthly during the joint lifetime of the Annuitant and a designated second person.


                            Non-Life Annuities

     Annuity payments are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the Annuity Period, an Annuitant who has selected this annuity option as a Variable Annuity or a surviving Beneficiary may request at any time during the payment period that the present value of any remaining installments be paid in one lump sum. Such lump sum payment will be treated as a Total Withdrawal during the Accumulation Period and may be subject to a CDSC. See, "Deductions and Charges" and "Federal Income Tax Considerations."

     Under Qualified Plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the Participant and the Participant's designated Beneficiary. If the Beneficiary is someone other than the Participant's spouse, the present value of payments to be made to the Participant must be more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

     In the event that an Annuitant dies before the end of a designated Annuity period, the Beneficiary, if any, or the Annuitant's estate will receive any remaining payments due under the annuity option in effect.

                       FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion assumes that the Contracts will qualify as annuity Contracts for Federal income tax purposes. The description of the Federal income tax status of amounts received under the Contracts is not exhaustive and is not intended to cover all situations. Contractholders and Participants should seek advice from their tax advisers on a regular basis as to the application of Federal (and, where applicable, state and local) tax laws to amounts received by them or their Beneficiaries under the Contracts. All dollar amounts and percentages stated below are subject to change according to Federal law. With respect to the transfer of Contracts from UNUM/America to Lincoln Life or Lincoln-NY, there will be no adverse tax consequences to Contractholders or participants as a result of the transfer. For additional Federal Income Tax Considerations, please refer to the Statement of Additional Information.


                              NON-QUALIFIED PLANS

     Under a Non-Qualified Plan, an individual may make Contributions to the Contract which are neither tax-deductible or tax deferred. The earnings on the Contributions accumulate on a tax-deferred basis until withdrawn. Non-Qualified Plans investing in annuity Contracts are subject to the Federal taxation rules of Section 72 of the Code.

     The Code does not limit the Participant's contributions to a Section 72 plan. There are no Code restrictions on withdrawals or minimum age when the Participant must begin withdrawals.

                             SECTION 401(a) PLANS

     Section 401(a) of the Code provides special tax treatment for pension, profit sharing and stock bonus Plans established by employers for their employees. Contributions to a Section 401(a) Plan and any earnings attributable to such Contributions are currently excluded from the Participant's income.
Section 401(a) Plans are subject to, among other things, limitations on: maximum contributions, minimum coverage and participation, minimum funding, minimum vesting requirements and distribution requirements. The specific limitations are outlined in the plan document adopted by the employer.

     A Participant who makes a withdrawal from a Section 401(a) program must include that amount in current income. In addition, Section 401(k)(2) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions may not be withdrawn from the Participant's Section 401(k) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. In addition, Section 402 of the Code permits tax-free rollovers from Section 401(a) programs to individual retirement annuities or certain other
Section 401(a) programs under certain circumstances.

                             SECTION 403(b) PLANS

     A Participant who is an employee of a hospital or other tax-exempt organization described in Section 501(c)(3) or 501(e) of the Code may exclude from current earnings amounts contributed to a Section 403(b) program. Under the terms of a Section 403(b) program, an Employer may make Contributions directly to the program on behalf of the Participant, the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the program and/or the Participant may authorize the Employer to make after tax Contributions to the program. Currently, the Code permits employees to defer up to $9,500 of their income through salary agreements. All Contributions made to the Section 403(b) program are subject to the limitations described in Code Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions.

     A Participant who makes a withdrawal from their Section 403(b) program must include that amount in current income. In addition, Section 403(b)(11) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions after December 31, 1988 may not be withdrawn from the Participant's Section 403(b) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract and will be subject to a CDSC, if applicable. See "Deductions and Charges--Contingent Deferred Sales Charges." In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

                            SECTION 408 PLANS (IRAS)


     Under current law, individuals may contribute and deduct the lesser of $2,000 or 100% of their compensation to an IRA. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse. The deduction for Contributions is phased out for individuals who are considered active participants under qualified Plans and whose Adjusted Gross Income attains a certain level. For a single person the $2,000 deduction is available when the taxpayers Adjusted Gross Income is $25,000 or less. For each $50 that the taxpayer's Adjusted Gross Income rises above $25,000, the taxpayer's deductible IRA is reduced by $10. When the single taxpayer's Adjusted Gross Income is $35,000 or greater, a tax deduction for an IRA is no longer available. For a married couple filing jointly, the threshold level is $40,000 rather than $25,000. For a married person filing separately, the threshold is $0.

     In addition, certain amounts distributed from Section 401(a) and 403(b) Plans may be rolled over to an IRA on a tax-free basis if done in a timely manner (within 60 days of the Participant's receipt of the distribution). The limitations on contributions discussed above do not apply to amounts rolled over to an IRA.

     All Participants in an IRA receive an IRA Disclosure. This document explains the tax rules that apply to IRAs in greater detail.

                           ELIGIBLE SECTION 457 PLANS

     Eligible Section 457 Plans may be established by state and local governments as well as private tax-exempt organizations (other than churches). Participants may contribute on a before tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan and Section 457 of the Code. Section 457 places limitations on the amount of Contributions to these Plans. Generally, the limitation is one-third of includable compensation or $7,500 whichever is less. In the Participant's final year of employment the $7,500 limit is increased to $15,000.

     Participants in an Eligible 457 Plan may not receive a withdrawal or other distribution from their Plan except in the event of separation of service from the employer, attainment of age 70 1/2, or when faced with an unforeseen emergency. The Contractholder's Plan may further restrict the Participant's rights to a withdrawal.

     An employee electing to participate in an Eligible Section 457 Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any Contract issued with respect to the Plan and that the Employer retains all rights under the Contract issued with respect to the Plan. Participants under Eligible Section 457 Plans should look to the terms of their Plan for any charges in regard to participation other than those disclosed in this Prospectus.

                             SECTION 457(f) PLANS

     Section 457(f) Plans may be established by state and local governments as well as private tax-exempt organizations. Employers and Participants may contribute on a before-tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan. Section 457(f) does not place limitations on the amount of Contributions to these Plans; however, the Internal Revenue Service may review these plans to determine if the deferral amount is acceptable to the IRS based on the nature of the 457(f) Plan.

     Participants in 457(f) Plans may not receive a withdrawal or other distribution from their 457(f) Plans until a distributable event occurs. The Plan will define such events.

     An employee electing to participate in a Section 457(f) Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any Contract issued with respect to the Plan and that the Employer retains all rights under the Contract issued with respect to the Plan. Participants under Section 457(f) Plans should look to the terms of their Plan for any charges in regard to participating other than those disclosed in this Prospectus.

                        TAXATION OF ANNUITIES: GENERAL

     In Qualified Plans such as 401(a), 403(b), 408 and Eligible 457 Plans, the Participant is not taxed on the value in their accounts until they receive payments from the account. In some situations, default or forgiveness of a loan will result in taxable income. Distributions from all these Plans are taxed under the rules of Sections 72 and 402 of the Code.

                TAXATION PRIOR TO THE ANNUITY COMMENCEMENT DATE

     Section 72 of the Code provides that a total or partial withdrawal prior to the Annuity Commencement Date will be taxable to the extent the amount of the income in the Participant's account exceeds the Participant's investment in the Participant's account. In general, distributions from a Participant's account under Sections 401(a), 403(b) and 408 Plans under which the Participant made after-tax contributions will be taxable according to a formula based on the ratio of the Participant's investment in the Contract to the total value of the Participant's Account balance as of the date of the distribution. Under an Eligible 457 Plan the Participant is taxed on the value when it is made available to the Participant. In a 457(f) Plan the Participant is taxed when their right to a distribution is no longer subject to a substantial risk of forfeiture.

                    PENALTY TAX FOR PREMATURE DISTRIBUTIONS

     Sections 72(q) and 72(t) impose a 10% excise tax on certain premature distributions for non-qualified and Section 401(a), 403(b) and 408 Plans. The penalty tax will not apply to distributions made on account of the Participant having (i) attained age 59 1/2; (ii) become disabled; or (iii) died. The penalty tax will also not apply under 401(a) and 403(b) retirement plans where a Participant separates from service after age 55. In addition, the penalty does not apply if the distribution is received as a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and a designated Beneficiary. The 10% excise tax is an additional tax; it does not apply to any money that the Participant receives as a return of their cost basis. The 10% excise tax does not apply to Section 457 Plans.

                             MINIMUM DISTRIBUTIONS

     Participants in Plans subject to Code Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to Minimum Distribution Rules. For a Participant who attains age 70 1/2 after December 31, 1987, distributions must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For a Participant who attains age 70 1/2 before January 1, 1988, distributions must begin on the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires.

                                 VOTING RIGHTS

     UNUM/America is the legal owner of the shares of the Funds held by the Variable Investment Division. As such, UNUM/America is entitled to vote those Fund shares with respect to issues such as the election of a Fund's directors, ratification of a Fund's choice of independent auditors and other matters required by the 1940 Act to be voted on by shareholders.

     In those years in which the Funds hold a shareholder meeting, UNUM/America will solicit from Contractholders voting instructions with respect to Fund shares held by the Variable Investment Division. Each Contractholder will receive a number of votes in proportion to the Contractholder's investment in the corresponding Sub-Account as of the record date established by the Fund.

     During the Accumulation Period, a Participant has the right to instruct Contractholders as to the votes attributable to their Participant Account balance in the Sub-Accounts. Annuitants have similar rights with respect to the annuity amount attributable to the Sub-Accounts.

     UNUM/America will furnish Contractholders with sufficient Fund proxy material and voting instruction forms for all Participants who have voting rights under the Contract. UNUM/America will vote those Fund shares attributable to the Contract for which UNUM/America receives no voting instructions in the same proportion as UNUM/America will vote shares for which UNUM/America has received instructions. UNUM/America will vote shares attributable to amounts UNUM/America may have in the Variable Investment Division in the same proportion as votes that UNUM/America receives from Contractholders. If the federal securities laws or regulations or any interpretation of them changes so that UNUM/America is permitted to vote shares of the Fund in UNUM/America's own right or to restrict Participant voting, UNUM/America may do so.

     Fund shares may be held by separate accounts of insurance companies unaffiliated with UNUM/America. Fund shares held by those separate accounts will be voted, in most cases, according to the instruction of owners of insurance policies and Contracts issued by those other unaffiliated insurance companies. This will dilute the effect of the voting instructions of the Contractholders in the Variable Investment Division. UNUM/America does not foresee any disadvantage to this. Pursuant to conditions imposed in connection with regulatory relief, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise and to determine what action, if any, should be taken. For further information, see the prospectuses for the Funds.


                           OTHER CONTRACT PROVISIONS

                        RIGHTS RESERVED BY UNUM/AMERICA

     UNUM/America reserves the right, subject to compliance with applicable law, including approval by the Contractholder or the Participants if required by law,
(1) to create additional Sub-Accounts in the Variable Investment Division, (2) to combine or eliminate Sub-Accounts in the Variable Investment Division, (3) to transfer assets from one Sub-Account in the Variable Investment Division to another, (4) to transfer assets to the General Account and other separate accounts, (5) to cause the deregistration and subsequent re-registration of the Variable Investment Division under the Investment Company Act of 1940, (6) to operate the Variable Investment Division under a committee and to discharge such committee at any time, and (7) to eliminate any voting rights which the Contractholder or the Participants may have with respect to the Variable Investment Division, (8) to amend the Contract to meet the requirements of the Investment Company Act of 1940 or other federal securities laws and regulations,
(9) to operate the Variable Investment Division in any form permitted by law,
(10) to substitute shares of another fund for the shares held by a Sub-Account, and (11) to make any change required by the Internal Revenue Code, ERISA or the Securities Act of 1933. Participants will be notified if any changes are made that result in a material change in the underlying investments of the Variable Investment Division.

                                 ASSIGNABILITY

     The Contracts are not assignable without UNUM/America's prior written consent. In addition, a Participant, a Beneficiary or an Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.

                               MARKET EMERGENCIES

     While UNUM/America may not suspend the right of redemption or delay payment from the Variable Investment Division for more than the time period allowed under Federal law but in no case longer than seven days, the following events may delay payment for more than seven days: (1) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings);
(2) any period when trading in the markets normally utilized is restricted, or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of investments or determination of the Accumulation Unit Value or Variable Annuity payment value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Participants.

                             CONTRACT DEACTIVATION

     Under certain Contracts, UNUM/America may deactivate a Contract by prohibiting new contributions and/or new Participants after the date of deactivation. UNUM/America will give the Contractholder and the Participants not less than 90 days notice of the date of deactivation.

                                FREE-LOOK PERIOD


     Participants under Sections 403(b), 408 and certain Non-Qualified Plans will receive an Active Life Certificate upon UNUM/America's receipt of a duly completed participation enrollment form. If the Participant chooses not to participate under the Contract, the Participant may exercise the free-look right by sending a written notice to UNUM/America that the Participant does not wish to participate under the Contract, within 10 days after the date the Active Life Certificate is received by the Participant. For purposes of determining the date on which the Participant has sent written notice, the postmark date will be used.

     If a Participant exercises the free-look right in accordance with the foregoing procedure, UNUM/America will refund in full the Participant's aggregate Contributions less aggregate withdrawals made on behalf of the Participant or, if greater, with respect to Contributions to the Variable Investment Division, the Participant's Account balance in the Variable Investment Division on the date the Participant's written notice is received by UNUM/America.

                         GUARANTEED INTEREST DIVISION

                                    GENERAL

     Contributions to the Guaranteed Interest Division become part of UNUM/America's General Account. The General Account is subject to regulation and supervision by the Maine Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the Contracts are distributed. In reliance on certain exemptions, exclusions and rules, UNUM/America has not registered the interests in the General Account as a security under the Securities Act of 1933 and has not registered the General Account as an investment company under the 1940 Act.

     Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. UNUM/America has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Division and contains only selected information regarding the Guaranteed Interest Division. Complete details regarding the Guaranteed Interest Division are in the Contract.


     Amounts contributed to the Guaranteed Interest Division are guaranteed a minimum interest rate according to contract minimums of at least 3.0%. UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. A

Participant who makes a Contribution to the Guaranteed Interest Division is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete.

       PARTICIPANT'S ACCOUNT BALANCE IN THE GUARANTEED INTEREST DIVISION

     The Participant's Account balance in the Guaranteed Interest Division on any Valuation Date will reflect the amount and frequency of any Contributions allocated to the Guaranteed Interest Division, plus any transfers from the Variable Investment Division and interest credited to the Guaranteed Interest Division, less any withdrawals, CDSC, Annual Administration Charges and loan-related charges allocated to the Guaranteed Interest Division and any transfers to the Variable Investment Division.

                    TRANSFERS, TOTAL AND PARTIAL WITHDRAWALS

     Amounts in the Guaranteed Interest Division are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Variable Investment Division with respect to Total or Partial Withdrawals. See "Deferral Periods."

                                     LOANS


     During a Participant's Accumulation Period, a Participant, whose Plan permits loans, may apply for a loan under the Contract by completing a loan application available from UNUM/America. Loans are secured by the Participant's Account balance in the Guaranteed Interest Division. The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the Code, Title I of ERISA, and any applicable Plans. With respect to Plans subject to Title I of ERISA, the initial amount of a Participant loan may not exceed the lesser of 50% of the Participant's vested Account balance in the Guaranteed Interest Division or $50,000 and must be at least $1,000. A Participant in a Plan that is not subject to ERISA may borrow up to $10,000 of their vested Account balance without regard to the 50% limitation stated above. A Participant may have only one loan outstanding at any time and may not establish more than one loan in any six month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the Contract and will accrue interest at a rate which is below the loan interest rate as provided in the Contract. Under certain Contracts, a one-time fee of up to $50 may be charged to set up a loan. More information about loans, including interest rates and applicable fees and charges, is available in the Contracts, Active Life Certificates, and the Annuity Loan Agreement as well as from UNUM/America.

                                DEFERRAL PERIODS

     If a payment is to be made from the Guaranteed Interest Division, UNUM/America may defer the payment for the period permitted by the law of the jurisdiction in which the Contract is distributed, but in no event, for more than 6 months after a written election is received by UNUM/America. During the period of deferral, interest at the then current interest rate will continue to be credited to a Participant's Account in the Guaranteed Interest Division.

                             TABLE OF CONTENTS FOR
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
DEFINITIONS                                                                    2
DETERMINATION OF ACCUMULATION UNIT VALUES                                      2
DETERMINATION OF VARIABLE ANNUITY PAYMENTS                                     3
PERFORMANCE CALCULATIONS                                                       4
TAX LAW CONSIDERATIONS                                                         9
DISTRIBUTION OF CONTRACTS                                                     12
CUSTODIAN                                                                     12
INDEPENDENT AUDITORS/ACCOUNTANTS                                              12
FINANCIAL STATEMENTS                                                          12
    Financial Statements of UNUM/America
    Financial Statements of Variable Investment Division